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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-45117, 333-45119,
33-89516, 33-94704, and 33-97154).


                                            ARTHUR ANDERSEN LLP


New Orleans, Louisiana
February 20, 1998